Supplement dated April 29, 2020
to the Prospectus (“Prospectus”)
of Evanston Alternative Opportunities Fund (“Fund”)

Change in Ownership of the Adviser
On March 25, 2020, Evanston Capital Management, LLC (the “Adviser”) closed on a transaction pursuant to which Evanston Capital Management, L.P., an entity primarily owned by employees of the Adviser, acquired all of the equity interests in the Adviser, including the portion of the Adviser that was owned by private funds sponsored by TA Associates, Inc (“TA”). Accordingly, references to TA and any of its affiliated private funds are hereby removed from the Prospectus.
Opportunistic Investments
From time to time, the Adviser may identify an opportunistic potential investment in a Portfolio Fund that may only be available for a limited period of time due to capacity of such Portfolio Fund becoming unexpectedly available.  Such limited-time investment opportunities generally arise in unusual circumstances such as in times of significant market volatility. Although the Adviser, when selecting Portfolio Funds, generally undertakes the multi-step process described in the section of the Prospectus captioned “Investment Program – Investment Selection and Monitoring,” the Adviser may be unable to complete every facet contemplated by such process in the limited timeframe available to consummate such an opportunistic investment.  Notwithstanding anything to the contrary in the Prospectus, the Adviser may cause the Fund to make such an opportunistic investment in a Portfolio Fund without having completed the full evaluation process described in the Prospectus (although the Adviser will in such cases endeavor to fully complete such process as soon thereafter as reasonably practicable).